      MPEL HOLDINGS CORP. (FORMERLY COMPUTER TRANSCEIVER SYSTEMS, INC.)
                                AND  SUBSIDIARY

                           FORM 10 - QSB (Exhibit 1)

                                CAPITALIZATION